UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 27, 2009
EDAC TECHNOLOGIES CORPORATION
(Exact Name of Registrant as Specified in Charter)

Wisconsin	001-33507	39-1515599

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1806 New Britain Avenue, Farmington, CT 06032
(Address of Principal Executive Offices)      (Zip Code)
Registrant’s telephone number, including area code: 860-677-2603
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     This Amendment No. 1 on Form 8-K/A (“Amendment”) to the EDAC Technologies Corporation (“EDAC”) Form 8-K originally filed with the Securities and Exchange Commission (“SEC”) on May 29, 2009 is being filed solely for the purpose of amending and supplementing Item 9.01 of the original Form 8-K in connection with EDAC’s acquisition of the assets and the assumption of certain liabilities of MTU Aero Engines North America, Inc’s Manufacturing Business Unit (“AERO”). As indicated in the original Form 8-K, this Amendment is being filed to provide the financial information required by Item 9.01(a) and (b) of Form 8-K, which was not previously filed in the original Form 8-K filed by EDAC and is permitted to be filed by amendment no later than 71 calendar days after the original Form 8-K was required to be filed with the SEC.
Section 9—Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(a) Financial statements of business acquired.
(1) Audited financial statements as of and for the years ended December 31, 2008 and 2007.
(2) Unaudited interim financial statements as of March 31, 2009 and for the three-month periods ended March 31, 2009 and 2008.
The following exhibits are included herewith and incorporated by reference:

Exhibit No.	Description

99.1	Audited Financial Statements as of and for the years ended December 31, 2008 and December 31, 2007.

99.3	Unaudited interim Financial Statements as of March 31, 2009 and for the three-month periods ended March 31, 2009 and 2008.
(b) Pro forma financial information.
(1) Unaudited pro forma Balance Sheet as of April 4, 2009
(2) Unaudited pro forma Statements of Operations for the fiscal year ended January 3, 2009 and the three month period ended April 4, 2009
(3) Notes to the unaudited pro forma financial information
The following exhibit is included herewith and incorporated by reference:

Exhibit No.	Description

99.2	Unaudited pro-forma Statements of Operations for the three month period ended April 4, 2009 and the fiscal year ended January 3, 2009, and unaudited pro forma Balance Sheet as of April 4, 2009.

(d) Exhibits.
The following exhibits are included herewith:

Exhibit No.	Description

23.1	Consent of CCR LLP, independent registered public accounting firm.

99.1	Audited Financial Statements as of and for the years ended December 31, 2008 and December 31, 2007.

99.2	Unaudited pro-forma Statements of Operations for the three month period ended April 4, 2009 and the fiscal year ended January 3, 2009, and unaudited pro forma Balance Sheet as of April 4, 2009.

99.3	Unaudited interim Financial Statements as of March 31, 2009 and for the three-month periods ended March 31, 2009 and 2008.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDAC TECHNOLOGIES CORPORATION
Date: August 12, 2009	By:	/s/ Glenn L. Purple
Vice President-Finance and Chief
Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of CCR LLP, independent registered public accounting firm.

99.1	Audited Financial Statements as of and for the years ended December 31, 2008 and December 31, 2007.

99.2	Unaudited pro-forma Statements of Operations for the three month period ended April 4, 2009 and the fiscal year ended January 3, 2009, and unaudited pro forma Balance Sheet as of April 4, 2009.

99.3	Unaudited interim Financial Statements as of March 31, 2009 and for the three-month periods ended March 31, 2009 and 2008.